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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 7, 2001


                               SILICON IMAGE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



           000-26887                                     77-0396307
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          (Commission                                  (IRS Employer
          File Number)                                Identification No.)


             1060 EAST ARQUES AVE., SUNNYVALE, CA                    94086
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           (Address of principal executive offices)               (Zip Code)


                                 (408) 616-4000
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                         (Registrant's telephone number)


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          (Former name or former address, if changed since last report)


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ITEM 2:       ACQUISITION OR DISPOSITION OF ASSETS.


         On June 7, 2001, Silicon Image, Inc., a Delaware corporation, completed its acquisition of CMD Technology Inc., a California corporation. The acquisition was effectuated by merging a wholly-owned subsidiary of Silicon Image with and into CMD Technology, with CMD Technology surviving the merger as a wholly-owned subsidiary of Silicon Image. The merger is intended to qualify as a tax-free reorganization, and Silicon Image will account for the acquisition using the purchase method of accounting.

         In connection with the acquisition, Silicon Image issued approximately 6,438,000 shares of common stock in exchange for all of the outstanding shares of CMD Technology capital stock, and converted all outstanding CMD Technology options into options to purchase approximately 3,723,000 shares of Silicon Image common stock. Approximately 837,000 of the shares of Silicon Image common stock issued will be held in escrow for a period of one year as collateral for indemnity obligations of the principal CMD Technology shareholders. An additional 600,000 shares of the issued Silicon Image common stock will be held in escrow for up to two years as collateral for additional indemnity obligations of the principal CMD Technology shareholders. Silicon Image also assumed CMD Technology's 1999 Stock Incentive Plan, under which a reserve of approximately 2,525,000 shares of Silicon Image common stock remained available for future issuance as of June 7, 2001. In addition, nearly all employees of CMD Technology, including executive officers, will become employees of Silicon Image, and Silicon Image may grant additional options in connection with these employment arrangements.

         A press release announcing the completion of this transaction is attached as Exhibit 99.01 to this report.



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ITEM 7:       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Silicon Image intends to file the financial statements required by this item by an amendment to this report on or prior to August 21, 2001.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Silicon Image intends to file the financial information required by this item by an amendment to this report on or prior to August 21, 2001.

         (c)      EXHIBITS.

                   2.01 Agreement and Plan of Reorganization, dated June 1, 2001, among Silicon Image, a wholly owned subsidiary of Silicon Image, CMD Technology and the principal shareholders of CMD Technology.

                   99.01 Press Release issued by Silicon Image on June 7, 2001, announcing the closing of the merger.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 19, 2001                  SILICON IMAGE, INC.


                                      By: /s/ DANIEL K. ATLER
                                         ---------------------------------------
                                          Daniel K. Atler
                                          VICE PRESIDENT FINANCE AND
                                          ADMINISTRATION AND CHIEF
                                          FINANCIAL OFFICER